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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                      FORM 8-K


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  August 29, 1997


                                  CFX CORPORATION
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            (Exact name of registrant as specified in its charter)


                 New Hampshire            1-10633           02-0402421
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         (State or other jurisdiction   (Commission     (I.R.S. employer
                of incorporation)       file number)    identification no.)


           102 Main Street, Keene, New Hampshire                    03431
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         (Address of principal executive offices)                 (Zip code)


         Registrant's telephone number, including area code: (603) 352-2502
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                                   Not Applicable
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            (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

Consummation of Acquisitions

          On August 29, 1997, CFX Corporation ("CFX") consummated the following previously announced transactions:

          (1) the acquisition of Portsmouth Bank Shares, Inc., a New Hampshire corporation ("Portsmouth"), and its subsidiary, Portsmouth Savings Bank, a New Hampshire state-chartered savings bank ("Portsmouth Bank"), through (a) an exchange of shares of CFX common stock, par value $0.66 2/3 per share ("CFX Common Stock"), for issued and outstanding shares of Portsmouth common stock, par value $0.10 per share, including any shareholders' rights attached thereto ("Portsmouth Common Stock"), (b) the merger of Portsmouth with and into CFX, and (c) the merger of Portsmouth Bank with and into CFX Bank, a New Hampshire state-chartered savings bank subsidiary of CFX (collectively, the "Portsmouth Acquisition"); and

          (2) the acquisition of Community Bankshares, Inc., a New Hampshire corporation ("Community"), and its bank subsidiaries, Concord Savings Bank, a New Hampshire state-chartered savings bank, and Centerpoint Bank, a New Hampshire state-chartered commercial bank (collectively, the "Community Banks") through (a) an exchange of shares of CFX Common Stock for issued and outstanding shares of Community common stock, par value $1.00 per share, including any shareholders' rights attached thereto ("Community Common Stock"), (b) the merger of Community with and into CFX, and (c) the merger of the Community Banks with and into CFX Bank (collectively, the "Community Acquisition" and, together with the Portsmouth Acquisition, the "Acquisitions").

          The consummation of the Acquisitions is discussed in a press release filed herewith as Exhibit 99.1.

Portsmouth Acquisition

          In the Portsmouth Acquisition, each of the 5,907,242 outstanding shares of Portsmouth Common Stock was exchanged for 0.9314 shares of CFX Common Stock and cash in lieu of fractional shares. At June 30, 1997, Portsmouth had total assets of approximately $259 million and total deposits of approximately $190 million. The transaction was accounted for as a pooling of interests.

          Upon the closing, in accordance with the Agreement and Plan of Reorganization dated as of February 13, 1997


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by and among CFX, CFX Bank, Portsmouth and Portsmouth Bank
(the "Portsmouth Reorganization Agreement"), Robert W. Simpson, Mark E. Simpson and Timothy J. Connors, formerly directors of Portsmouth, were appointed to CFX's board of directors (the "CFX Board"), and Mark E. Simpson and Harry P. Jarvis, formerly directors of Portsmouth Bank, were appointed to CFX Bank's board of trustees (the "CFX Bank Board").

          The Portsmouth Reorganization Agreement was previously filed as Exhibit 2 to CFX's Schedule 13D filed on February 21, 1997 with respect to Portsmouth Common Stock, and was previously incorporated by reference to such Schedule 13D in CFX's Current Report on Form 8-K filed on February 21, 1997.

Community Acquisition

          In the Community Acquisition, each of the 2,510,314 outstanding shares of Community Common Stock was exchanged for 2.113 shares of CFX Common Stock and cash in lieu of fractional shares. At June 30, 1997, Community had total assets of approximately $616 million and total deposits of approximately $429 million. The transaction was accounted for as a pooling of interests.

          Upon the closing, in accordance with the Agreement and Plan of Reorganization dated as of March 24, 1997 by and among CFX, CFX Bank, Community and the Community Banks (the "Community Reorganization Agreement"), Douglas Crichfield, John N. Buxton and Seth A. Resnicoff, formerly directors of Community, were appointed to the CFX Board, Douglas Crichfield, Robert A. Hill and Lucia T. Kittredge, formerly directors of Community, were appointed to the CFX Bank Board, and Douglas Crichfield was appointed an Executive Vice President of CFX and the President and Chief Executive Officer of CFX Bank.

          The Community Reorganization Agreement was previously filed as Exhibit 2.2 to CFX's Annual Report on Form 10-K for the year ended December 31, 1996.

Item 5.  Other Events.

     As previously reported in CFX's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, in connection with the Acquisitions, the shareholders of CFX, at the annual meeting held on July 30, 1997, approved an amendment to CFX's Articles of Incorporation (the "CFX Articles") to increase the number of authorized shares of CFX Common Stock from 22,500,000 to 50,000,000 (the "Charter Amendment"). To


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implement the Charter Amendment, CFX filed Articles of
Amendment to the CFX Articles with the New Hampshire Secretary of State on August 20, 1997. The Articles of Amendment are filed herewith as Appendix 3.1. The CFX Articles, reflecting the Charter Amendment, are filed herewith as Exhibit 3.2.

     In connection with the Community Acquisition, CFX entered into a three-year employment contract with Douglas Crichfield which is filed herewith as Exhibit 10.1. CFX also entered into new three-year employment contracts with Peter J. Baxter, President and Chief Executive Officer of CFX, Mark A. Gavin, Executive Vice President and Chief Operating Officer of CFX, and Christopher W. Bramley, Executive Vice President of CFX, which are filed herewith as Exhibits 10.2 through 10.4, respectively.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (a)  Financial Statements.

          (1) Audited consolidated financial statements of Portsmouth (File No. 0-16510) as of
               December 31, 1996 and 1995 and for each of the years ended December 31, 1996, 1995 and 1994, and the independent auditor's report thereon, included in Portsmouth's Annual Report on Form 10-K for the year ended December 31, 1996, are incorporated herein by reference to such Portsmouth Annual Report on Form 10-K.

          (2) Unaudited consolidated interim financial statements of Portsmouth as of June 30, 1997 and for the six months ended June 30, 1997 and 1996 are incorporated herein by reference to Portsmouth's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

          (3) Audited consolidated financial statements of Community (File No. 0-14620) as of December 31, 1996 and 1995 and June 30, 1995, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the year ended December 31, 1996, the six months ended December 31, 1995 and for each of the years in the two-year period ended June 30, 1995, and the independent auditor's report thereon, included in Community's Annual Report on Form 10-K for the year ended December 31, 1996, are incorporated herein by reference to such Community Annual Report on Form 10-K.




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          (4)  Unaudited consolidated interim financial
               statements of Community as of June 30, 1997 and for the six months ended June 30, 1997 and 1996 are incorporated herein by reference to Community's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

     (b)  Pro Forma Financial Information.

          (1)  Unaudited pro forma combined financial
               information as of December 31, 1996 and for each of the years ended December 31, 1996, 1995 and 1994, giving effect to the Acquisitions, included on pages 44-50 of the definitive proxy statement for the CFX annual meeting of shareholders held on July 30, 1997 filed under cover of CFX's definitive Schedule 14A filed on June 16, 1997 is incorporated herein by reference to such CFX Schedule 14A.

          (2)  Unaudited pro forma combined financial
               information as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, giving effect to the Acquisitions, is filed herewith as Exhibit 99.2.

     (c)  Exhibits.

          The exhibits listed in the Exhibit Index are filed herewith.






















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                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, CFX has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CFX CORPORATION



Date:  September 15, 1997     By: /s/ Gregg R. Tewksbury
                                  -------------------------
                                  Gregg R. Tewksbury
                                  Chief Financial Officer





































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                          EXHIBIT INDEX

                                                    Location in
                                                    Sequentially
                                                    Numbered Copy
                                                    -------------
3.1      Articles of Amendment to CFX's                  8
         Articles of Incorporation.

3.2      Articles of Incorporation of CFX,              11
         as amended.

10.1     Employment Agreement dated as of               22
         August 29, 1997 by and between CFX
         and Douglas Crichfield.

10.2     Employment Agreement dated as of               37
         August 12, 1997 by and between CFX
         and Peter J. Baxter.

10.3     Employment Agreement dated as of               53
         August 11, 1997 by and between CFX
         and Mark A. Gavin.

10.4     Employment Agreement dated as of               69
         August 14, 1997 by and between CFX
         and Christopher W. Bramley.

23.1     Consent of Shatswell, MacLeod & Co.            85

23.2     Consent of KPMG Peat Marwick LLP.              86

23.3     Consent of Wolf & Company, P.C.                87

99.1     Press Release dated August 29, 1997.           88

99.2     Unaudited pro forma combined financial         89
         information as of June 30, 1997 and for
         the six months ended June 30, 1997
         and 1996, giving effect to the
         Acquisitions.













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